CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND (CAMBX) Managed by Cincinnati Asset Management, Inc.
PROSPECTUS September 28, 2018 Revised October 11, 2018

For information or assistance in opening an account,
please call toll-free 1-866-738-1128.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objective, Investment Strategies and Related Risks	10
Fund Management	15
Distribution Plan	17
How the Fund Values Its Shares	17
How to Buy Shares	18
How to Redeem Shares	22
Dividends, Distributions and Taxes	24
Financial Highlights	25
Customer Privacy Notice	27
For Additional Information	Back Cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) seeks to achieve a high level of income consistent with a secondary goal of preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.37%
Total Annual Fund Operating Expenses	3.37%
Fee Reductions and/or Expense Reimbursements(1)	2.72%
Total Annual Fund Operating Expenses After Fee Reductions and Expense Reimbursements	0.65%

(1)	Cincinnati Asset Management, Inc. (the “Adviser”) has contractually agreed, until October 1, 2019, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to reorganize the Fund, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation and merger or organization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to October 1, 2019, this agreement may not be modified or terminated without the approval of the Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$781	$1,520	$3,473

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a broad market of securities that the Adviser believes are undervalued. The Adviser defines “broad market” as the span of credit qualities (i.e., AAA-rated to non-rated securities) and market capitalizations (i.e., large, middle, and small capitalization securities) of the overall market that it will consider for purchase for the Fund. These securities will be United States (“U.S.”) dollar denominated and may include fixed-income securities, common stock, preferred stock, master limited partnerships (“MLPs”), and exchange traded funds (“ETFs”). The Fund may also invest in securities of foreign companies with significant U.S. operations or subsidiaries of foreign companies based in the U.S. While the Adviser primarily considers potential income from securities when evaluating possible investments for the Fund, the Adviser also looks for investments with capital appreciation potential.

The Fund may purchase securities issued by any size company or government body. The Fund may also purchase fixed-income securities of any credit quality, maturity, or yield. The Fund considers a security to be “investment grade” if Standard & Poor’s Rating Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody's”), or Fitch Ratings, Inc. (“Fitch”) rate the security within their respective investment grade categories, or, if unrated, the Adviser determines that the security is of similar quality. Additionally, the Fund will target an average credit quality of BBB (as assigned by S&P), Baa (as assigned by Moody’s) or BBB (as assigned by Fitch), or better. The average maturity of the fixed-income securities in the Fund’s portfolio will generally range from 6 to 8 years, and will not exceed a targeted maturity or average workout date of 10 years.

Under most market conditions, the Adviser expects to allocate approximately one-third of inflows to high-yield securities and two-thirds of inflows to investment grade securities. Further, the Fund’s net asset weights of high-yield securities and investment-grade securities are expected to generally track the allocation of inflows; however, the Fund’s actual net asset weightings may be higher or lower due to various factors, including, without limitation, the relative performance or upgrades and downgrades of individual securities. If the investment-grade allocation remains at or below 60% on a sustained basis, the Adviser will generally take such steps as it deems desirable to bring the Fund’s assets more in line with the Fund’s targeted allocation.

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A security may be sold when the Adviser feels it is overvalued relative to other securities available for purchase; the Adviser identifies a more attractive investment; the Fund needs to maintain portfolio diversification or seeks to achieve its target allocation; or an individual issuer of a security held by the Fund experiences declining fundamentals, negative earnings or similar adverse events, or is expected to do so in the future.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are generally described below.

Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. The value of the Fund’s portfolio holdings will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. In a declining market, prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their inherent value or long-term prospects.

Interest Rate Risk – The price of a fixed income security is dependent upon interest rates. A rise in interest rates will generally cause the value of fixed income securities to decrease. Conversely, a decrease in interest rates will generally cause the value of fixed income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with long-term maturities, zero coupon bonds, and debentures. This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the conclusion of the U.S. Government’s quantitative easing program and the likelihood of a general rise in interest rates. A rise or potential rise in interest rates may result in periods of volatility and increased redemptions. Increases in redemptions may require the Adviser to liquidate portfolio securities at disadvantageous prices and times, which could reduce the Fund’s returns.

Credit Risk – Credit risk is the risk that the issuer or guarantor of a fixed income security (including corporate, government and mortgage-backed securities) is unable or unwilling to honor its financial obligations. For example, if the issuer fails to pay interest, the Fund’s income may be reduced. If the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced. The Fund’s fixed income investments may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Adviser’s opinion). The Fund’s fixed income securities may, however, also include lower-rated securities including high-yield securities (“junk bonds”) rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). Junk bonds or lower-rated securities have an increased risk of default. To the extent the Fund invests in junk bonds or lower-rated fixed income securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest-rated fixed income securities.

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The Fund’s fixed income security investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Adviser’s independent assessments of the securities creditworthiness) are or may become inaccurate.

Junk Bonds or Lower-Rated Securities Risk – Fixed income securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Liquidity Risk – Liquidity risk is the risk that a particular investment cannot be sold at an advantageous time or price. For example, if a fixed income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions. The recent reduction in dealer market-making capacity in the fixed income markets also has the potential to decrease liquidity for fixed income securities as a general matter.

MLP Risk – An investment in the debt securities of an MLP involves risks that differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. State laws governing partnerships may be less restrictive than state law governing corporations. There are certain tax risks associated with an investment in MLPs and conflicts of interest exist between an MLP’s common unit holders and its general partners, including those arising from incentive distribution payments. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the MLP invests, such as the risks of investing real estate, or oil and gas industries.

MLP Tax Risk – MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, open-end mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax, currently at a maximum rate of 21%. For more information about the Fund’s tax status, please see “Dividends, Distributions and Taxes” in this Prospectus.

Foreign Securities Risk – Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

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Large-Capitalization Company Risk – Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small- and Mid-Capitalization Company Risk – Investments in small-capitalization and mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations. Small-capitalization and mid-capitalization companies also may not be widely followed by investors, which can lower the demand for their stock.

ETFs Risk - ETFs typically hold a portfolio of securities designed to track the performance of a particular index, while others may be managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease. In addition, certain of the ETFs or other investment companies in which the Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits.

Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF). Investments in index-based ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the index-based ETFs in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by index-based ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

Management Style Risk – The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Adviser’s allocation of the Fund’s assets and selection of securities. The Adviser’s judgments about the attractiveness, value, and potential income and appreciation of particular fixed income securities, cash or cash equivalents or other securities in which the Fund invests may prove to be incorrect and there is no assurance that the Adviser’s judgment will produce the desired results. In addition, the Adviser may allocate the Fund’s assets so as to under-emphasize or over-emphasize fixed income securities, cash or cash equivalents, or other investments under the wrong market conditions, in which case the value of the Fund’s portfolio may be adversely affected.

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Sector Risk - Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-866-738-1128 or by visiting www.cambondfunds.com.

Calendar Year Returns

The Fund’s year-to-date return through June 30, 2018 is (3.08%).

Quarterly Returns During This Time Period

Highest:	3.50% (quarter ended March 31, 2014)
Lowest:	(3.99)% (quarter ended June 30, 2013)

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Average Annual Total Returns for Periods Ended December 31, 2017	One Year	Five Years	Since Inception (October 26, 2012)
Return Before Taxes	5.19%	2.59%	2.67%
Return After Taxes on Distributions	3.84%	1.17%	1.28%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	1.31%	1.40%
Barclay’s U.S. Corporate BAA Index (reflects no deduction for fees, expenses or taxes)	7.45%	3.60%	3.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).

MANAGEMENT OF THE FUND

The Investment Adviser

Cincinnati Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
William S. Sloneker	Manager of the Fund since inception in 2012	Chief Executive Officer
Randall S. Hale	Manager of the Fund since inception in 2012	President and Managing Director
Richard M. Balestra, CFA	Manager of the Fund since inception in 2012	Vice President and Managing Director
Richard J. Gardner	Manager of the Fund since inception in 2012	Vice President and Managing Director

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum investment is $5,000 for regular accounts ($1,000 for tax-deferred and tax-exempt accounts, including IRA accounts)

Minimum Additional Investment

The minimum additional investment is $100 for regular accounts ($50 for tax-deferred and tax-exempt and UGMA/UTMA accounts)

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-738-1128 for assistance.

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TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to achieve a high level of income consistent with a secondary goal of preservation of capital. The Board has reserved the right to change the investment objective of the Fund without shareholder approval upon 60 days’ advance written notice.

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a broad market of securities that the Adviser believes are undervalued. The Adviser defines “broad market” as the span of credit qualities (i.e., AAA-rated to non-rated securities) and market capitalizations (i.e. large, middle, and small capitalization securities) of the overall market that it will consider for purchase for the Fund. These securities will be U.S. dollar denominated and may include fixed-income securities, common stock, preferred stock, MLPs, and ETFs. The Fund may also invest in securities of foreign companies with significant U.S. operations or subsidiaries of foreign companies based in the U.S. While the Adviser considers potential income from securities when evaluating possible investments for the Fund, the Adviser also looks for investments with capital appreciation potential.

The Adviser evaluates two primary criteria when considering potential investments. The first relates to the Adviser’s view on the appreciation potential for a security. The Adviser seeks securities considered to be undervalued. Under the second criteria, the Adviser seeks companies it believes are poised to improve their earnings. In selecting securities for the Fund, the Adviser generally:

●	Identifies those industry groups and corporations that the Adviser believes are trading at a discount relative to the market and their historical relationship to the market, or exhibit other favorable characteristics (e.g., non or lower cyclicality);

●	Uses fundamental research to select those companies that exhibit asset strength and/or cash flow growth potential and a strong capital structure;

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●	Seeks investments that the Adviser believes to be positioned to increase revenues and cash flows; and

●	Seeks companies that in the Adviser’s estimation have a better competitive position in their industry group.

The Fund’s portfolio is constructed and managed through the Adviser’s proprietary analytical discipline process. When selecting fixed-income securities for the Fund, the Adviser considers a security’s yield relative to that security’s quality. Decisions to buy and sell are based on a constant comparison of the Fund’s portfolio holdings to the securities included in the Adviser’s “focus list”. Through this comparison process, the Adviser will constantly seek to improve the quality, increase the yield, and manage the maturity of the Fund’s fixed-income portfolio.

The Fund may purchase securities issued by any size company or government body. The Fund may also purchase fixed-income securities of any credit quality, maturity, or yield. The Fund considers a security to be “investment grade” if S&P, Moody’s, or Fitch rates the security within their respective investment grade categories or, if unrated, the Adviser determines that the security is of similar quality. Additionally, the Fund will target an average credit quality of BBB (as assigned by S&P’s), Baa (as assigned by Moody’s) or BBB (as assigned by Fitch), or better. The average maturity of the fixed-income securities in the Fund’s portfolio will generally range from 6 to 8 years, and will not exceed a targeted maturity or average workout date of 10 years.

Under most market conditions, the Adviser expects to allocate approximately one-third of inflows to high-yield securities and two-thirds of inflows to investment grade securities. Further, the Fund’s net asset weights of high-yield securities and investment-grade securities are expected to generally track the allocation of inflows; however, the Fund’s actual net asset weightings may be higher or lower due to various factors, including, without limitation, the relative performance or upgrades and downgrades of individual securities. If the investment-grade allocation remains at or below 60% on a sustained basis, the Adviser will generally take such steps as it deems desirable to bring the Fund’s assets more in line with the Fund’s targeted allocation. When the Adviser believes the securities markets offer limited investment opportunity or are overpriced, the Fund may also invest in cash or cash equivalent positions (for example, shares of money market funds, short-term U.S. Government obligations, commercial paper, or repurchase agreements). The Fund may hold cash or cash equivalent positions for extended periods while the Adviser waits for the securities markets to offer more attractive investment opportunities.

A security may be sold when the Adviser believes it is overvalued relative to other securities available for purchase; the Adviser identifies a more attractive investment; the Fund needs to maintain portfolio diversification; or an individual issuer of a security held by the Fund experiences declining fundamentals, negative earnings or similar adverse events, or is expected to do so in the future.

Investment Risks

The risks associated with the Fund’s investment strategies are generally described below. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program.

Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. The value of the Fund’s portfolio holdings will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general fixed income market conditions. Equity holdings may decline due to general market conditions. In a declining market, prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their inherent value or long-term prospects.

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Interest Rate Risk – The price of a fixed income security is dependent upon interest rates. A rise in interest rates will generally cause the value of fixed income securities to decrease. Conversely, a decrease in interest rates will generally cause the value of fixed income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fund, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with long-term maturities, zero coupon bonds, and debentures. This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the conclusion of the U.S. Government’s quantitative easing program and the likelihood of a continued rises in interest rates. A rise or potential rise in interest rates may result in periods of volatility and increased redemptions. Increases in redemptions may require the Adviser to liquidate portfolio securities at disadvantageous prices and times, which could reduce the Fund’s returns.

Credit Risk – Credit risk is the risk that the issuer of a fixed income security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. For example, if the issuer fails to pay interest, the Fund’s income may be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced.

The Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Adviser’s opinion). The Fund’s fixed income securities may, however, also include lower-rated securities including high-yield securities (“junk bonds”) rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). Junk bonds or lower-rated securities have an increased risk of default. Junk bonds or lower-rated securities have an increased risk of default. To the extent the Fund invests in junk bonds or lower-rated fixed income securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest-rated fixed income securities. The Fund’s fixed income security investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Adviser’s independent assessments of the securities creditworthiness) are or may become inaccurate.

Junk Bonds or Lower-Rated Securities Risk – Fixed income securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. These risks can reduce the value of the Fund’s shares and the income it earns. Lower-rated securities carry a greater risk of default than investment grade securities.

Liquidity Risk – Liquidity risk is the risk that a fixed income security cannot be sold at an advantageous time or price. If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse change in the conditions of a particular issuer. The recent reduction in dealer market-making capacity in the fixed income markets also has the potential to decrease liquidity for fixed income securities as a general matter.

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MLP Risk – An investment in MLP units involves risks that differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between an MLP’s common unit holders and its general partners, including those arising from incentive distribution payments.

MLPs investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to finance acquisitions.

MLP Tax Risk – MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, open-end mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax, currently at a maximum rate of 21%. For more information about the Fund’s tax status, please see “Dividends, Distributions and Taxes” in this Prospectus.

Foreign Securities Risk – Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. To the extent the Fund invests in American Depository Receipts (“ADRs”) or ETFs investing in foreign securities, such investments are subject to risks similar to those associated with direct investments in foreign securities.

Large-Capitalization Company Risk – Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small- and Mid-Capitalization Company Risk – Investments in small-capitalization and mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap companies may be subject to greater price fluctuations. Small-capitalization and mid-capitalization companies also may not be widely followed by investors, which can lower the demand for their stock.

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ETFs Risk – ETFs typically hold a portfolio of securities designed to track the performance of a particular index, while others may be managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease. In addition, certain of the ETFs or other investment companies in which the Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits.

Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF). Investments in index-based ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the index-based ETFs in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by index based ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

Management Style Risk – The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Adviser’s allocation of the Fund’s assets and selection of securities. The Adviser’s judgments about the attractiveness, value, and potential income and appreciation of particular fixed income securities, cash or cash equivalents or other securities in which the Fund invests may prove to be incorrect and there is no assurance that the Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize fixed income securities, cash or cash equivalents, or other investments under the wrong market conditions, in which case the value of the Fund’s portfolio may be adversely affected.

Sector Risk - Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

In addition to the strategies and risks described above, the Fund may invest, in other types of securities whose risks are described below or in the Fund’s Statement of Additional Information (“SAI”).

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Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements, and money market mutual fund shares (“Money Market Instruments”). The Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent the Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the SEC). Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

CFTC Regulation Notice. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, the Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

FUND MANAGEMENT

The Investment Adviser

Cincinnati Asset Management, Inc., located at 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249, serves as the investment adviser to the Fund. Pursuant to the Advisory Agreement, the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was organized in 1989 and also provides investment advisory services to individuals, endowments, insurance companies, Taft-Hartley plans, retirement accounts and defined benefit pension plans.

For its services, the Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.75% of its average daily net assets. The Adviser has contractually agreed under an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), until October 1, 2019, to reduce its Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and mergers or reorganizations costs, and other expenses not incurred in the ordinary course of the Fund’s business,) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser or the Board without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s Advisory Agreement with the Adviser is terminated. The Adviser reduced its entire Management Fee for the fiscal year ended May 31, 2018.

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A discussion of the factors considered by the Board in its approval of the Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report to shareholders for the fiscal year ended May 31, 2018.

Portfolio Managers

Richard M. Balestra, CFA, is a Portfolio Manager of the Fund. Mr. Balestra is a Vice President and a Managing Director of the Adviser, where he has worked since May 2010 as a portfolio manager. Prior to joining the Adviser, Mr. Balestra worked for Cincinnati Financial Corp., beginning in 2000, where he became a portfolio manager in 2006. He holds the Chartered Financial Analyst designation, and earned a B.B.A. Finance at the University of Cincinnati and an M.B.A. at Xavier University.

Richard J. Gardner is a Portfolio Manager of the Fund. Mr. Gardner is a Vice President and a Managing Director of the Adviser, where he has been a portfolio manager since 2003. He began his career with Banc One Funds in 1993, and has worked as a portfolio manager for The Federal Home Loan Bank, Huntington National Bank and the Ohio Police and Fire Pension Fund. Mr. Gardner earned a B.S. Finance and Accounting at Wright State University.

Randall S. Hale is a Portfolio Manager of the Fund. Mr. Hale is the President and a Managing Director of the Adviser, where he has been a portfolio manager since 1993. Prior to joining the Adviser, he was a portfolio manager with Cincinnati Financial Corporation. Mr. Hale earned a B.S. Finance at Olivet Nazarene University.

William S. Sloneker is a Portfolio Manager of the Fund. Mr. Sloneker is the Chief Executive Officer and Chairman of the Board of Directors of the Adviser. He has been a portfolio manager at the Adviser since 1989. Mr. Sloneker started his career at Ohio Casualty Insurance in 1976, where he became a Director and Executive Vice President, responsible for actuarial analysis and was a member of the investment committee overseeing over $2 billion in portfolios of common stock and government, corporate and municipal bonds. Mr. Sloneker earned a B.A. English and Art History at Yale University and an M.B.A. Finance and Marketing at The Wharton School.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

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The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Plan”). The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares. The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Expenses related to the distribution and servicing of the Fund’s shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Funds may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the Fund’s shares. The Adviser may make additional payments to financial organizations from its own assets. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

HOW THE FUND VALUES ITS SHARES

The NAV of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund’s fixed-income securities are valued using price evaluations provided by independent pricing services selected by the Administrator and approved by the Board. If a fixed-income security price cannot be obtained from an independent pricing service, the Administrator is authorized to use a broker-dealer or other financial intermediary identified by the Adviser that is acting as a market maker in the security to value the fixed-income security. The Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. Trading in certain securities, such as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE; the values of such securities used in determining the NAV of the Fund’s shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between the times trading is completed and the close of the NYSE, which will not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair market value as determined in good faith under procedures approved by the Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered open-end investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment in the Fund is $5,000 for regular accounts ($1,000 for tax-deferred and tax-exempt accounts, including IRA accounts). This minimum investment requirement may be waived or reduced for any reason at the discretion of the Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund.

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●	Mail the application and the check to the Transfer Agent at the following address:

 Cincinnati Asset Management Funds: Broad Market Strategic Income Fund

 c/o Ultimus Fund Solutions, LLC

 P.O. Box 46707

 Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-738-1128 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

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Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for a tax-deferred or tax-exempt account or gifts or transfers to minors’ account, which must be in amounts of at least $50. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

●	By sending a check, made payable to the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

●	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-738-1128 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month or quarter. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-866-738-1128 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

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●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares that result in disruptive trading. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If the Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

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Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail

You may redeem shares by mailing a written request to Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Fund.

Signature Guarantees

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone

Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-738-1128.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

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The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the Fund’s minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

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Automatic Withdrawal Plan

If the shares of the Fund in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-738-1128 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund expects to distribute substantially all of its net investment income in the form of dividends to its shareholders on a quarterly basis. Shareholders will receive net realized capital gains distributions, including short-term gains, if any, at least annually. These distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your account application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net investment income.

The Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

22

When you redeem Fund shares, you will generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the last five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund’s independent registered public accounting firm, BBD, LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund at 1-866-738-1128 or by visiting the Fund’s website at www.camfunds.com.

23

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014
Net asset value at beginning of period	$9.79	$9.68	$10.02	$10.05	$9.94

Income (loss) from investment operations:
Net investment income	0.30	0.29	0.32	0.33	0.33
Net realized and unrealized gains (losses) on investments	(0.42)	0.11	(0.33)	(0.04)	0.11
Total from investment operations	(0.12)	0.40	(0.01)	0.29	0.44

Less distributions:
From net investment income	(0.29)	(0.29)	(0.33)	(0.32)	(0.33)

Net asset value at end of period	$9.38	$9.79	$9.68	$10.02	$10.05

Total return (b)	(1.28%)	4.22%	(0.06%)	2.99%	4.68%

Net assets at end of period (000’s)	$8,278	$8,749	$7,566	$7,232	$6,407

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.37%	3.41%	3.77%	3.71%	4.53%

Ratio of net expenses to average net assets (e)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (e)	3.08%	3.02%	3.30%	3.35%	3.41%

Portfolio turnover rate	30%	31%	18%	23%	11%

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee waivers and expense reimbursements.

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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-738-1128

25

Who we are
Who is providing this notice?	Cincinnati Asset Management Funds: Broad Market Strategic Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Cincinnati Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Fund does not jointly market.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free:

1-866-738-1128

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.cambondfunds.com or upon written request to:

CAM: Board Market Strategic Income Fund

Ultimus Fund Solutions

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by downloading free of charge at www.cambondfunds.com. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the U.S. Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22680

27

Statement of Additional Information

September 28, 2018

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund

(CAMBX)

Series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) dated September 28, 2018, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at P. O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling toll-free 1-866-738-1128 or by visiting the Fund’s website at www.cambondfunds.com.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	18
CALCULATION OF SHARE PRICE	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	20
SPECIAL SHAREHOLDER SERVICES	21
MANAGEMENT OF THE TRUST	21
INVESTMENT ADVISER	26
PORTFOLIO TRANSACTIONS	30
THE DISTRIBUTOR	31
OTHER SERVICE PROVIDERS	31
DISTRIBUTION PLAN	33
GENERAL INFORMATION	34
ADDITIONAL TAX INFORMATION	39
FINANCIAL STATEMENTS	42
APPENDIX A	43
APPENDIX B	48
APPENDIX C	52
APPENDIX D	55

STATEMENT OF ADDITIONAL INFORMATION

The Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Fund’s investments are managed by Cincinnati Asset Management, Inc. (the “Adviser”). For further information on the Fund, please call 1-866-738-1128 or visit the Fund’s website at www.cambondfunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Fund, can decline.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect the price of preferred stock.

Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Adviser, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a disproportionately large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other U.S. Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Swap Agreements. Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-United States (“U.S.”) currency, or a “basket” of securities representing a particular index. The Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

If the Fund invests in swap agreements, the Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount of the Fund is entitled to receive under the agreement. If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Credit Default Swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due. Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap, receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official, binding determination regarding the existence of credit events under the terms of the ISDA Master Agreement. ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event.

The buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, may not be deemed credit events under the credit default swap agreement. The seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement that under the circumstances do not adversely impact the value or credit-worthiness of the underlying reference debt obligation.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

While more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded, some swap agreements are not exchange-traded instruments, but are traded OTC. As a result, swap participants in OTC traded swap agreements are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, an investing Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund because of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for the Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments the CFTC and the U.S. Securities and Exchange Commission (the “SEC”) have defined as “swaps.” Mandatory exchange trading and clearing is occurring on a phased-in basis based on the type of market participant involved and the CFTC’s approval of the contracts for central clearing. While central clearing and exchange trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Certain Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Foreign Securities. The Fund may invest in securities issued by foreign governments or foreign corporations, directly or indirectly through exchange traded funds (“ETFs”) or derivative transactions (e.g., foreign currency futures). The Fund may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Receipts (“ADRs”). The Fund defines foreign securities as any security issued by a company that meets at least one of the following criteria at the time of purchase:

●	The company is organized under the laws of a foreign country.
●	The company maintains its principal place of business in a foreign country.
●	The principal trading market for the company’s securities is located in a foreign country.
●	During its most recent fiscal year, at least 50% of the company’s revenues or profits were derived from operations in foreign countries.
●	During its most recent fiscal year, at least 50% of the company’s assets were located in foreign countries.

ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security which are denominated or quoted in currencies other than the U.S. dollar, there is the risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Convertible Securities. Although the equity investments of the Fund consists primarily of preferred stocks, the Fund may invest in securities convertible into common stock such as convertible bonds, convertible preferred stock and warrants. Convertible bonds are fixed-income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

If a convertible security is converted into common stock, the Fund may hold the common stock for an extended period of time. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but the Fund may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the OTC market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Corporate and Fixed-income Securities. The Fund’s fixed-income investments may include corporate fixed-income securities. Corporate fixed-income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed-income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion). In addition, the Fund’s fixed-income securities may include lower-rated fixed-income securities including, without limitation, “junk” bonds whose ratings are below investment grade. Fixed-income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed-income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rated fixed-income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed-income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value (“NAV”). These risks can reduce the value of the Fund’s shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Foreign Fixed-income Securities. The Fund may invest in non-U.S. based fixed-income securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

Investments in Emerging Markets. The Fund may invest in emerging market fixed-income securities. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign fixed-income securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile than securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economics are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

Money Market Instruments. The Fund may invest in money market instruments. Money market instruments include, without limitation, U.S. Government obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in Commercial Paper of any rating. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities include U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, and obligations guaranteed by the U.S. Government such as obligations of Government National Mortgage Association (“GNMA”) and Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority. U.S. Government securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA and OPIC), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. Government, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Repurchase Agreements. The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer that the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Asset-Backed Securities. The Fund may invest in Collateralized Mortgage Obligations (“CMOs”) and in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fund may invest in other asset-backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

Equipment Trust Certificates. The Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse effects on the value of the floating rate securities.

Private Activity Bonds. The Fund may invest in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by U.S. Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Debentures. The Fund may invest in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

Illiquid Investments. The Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors. Under the supervision of the Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The sale of some illiquid and other types of securities may be subject to legal restrictions.

If the Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Subject to the oversight of the Board, 144A Securities determined by the Adviser to be liquid in accordance with procedures adopted by the Board shall not be deemed “illiquid securities.”

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which are companies that invest in real estate, mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. The Fund may invest in any of the three types of REITs and may purchase common stocks, preferred stocks or bonds issued by REITs. The Fund will invest in REITs that generate income and that have, in the judgment of the Adviser, the potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and loans held by a REIT could become worthless.

Master Limited Partnerships (“MLPs”). The Fund may directly invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP. Additionally, mutual funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in MLPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in MLP securities, it will be subject to federal corporate income tax.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

The Fund did not engage in the lending of portfolio securities during the past fiscal year.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and ETFs. Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund generally expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expected to generally rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that the fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Exchange Traded Funds. The Fund may invest in one or more ETFs, which are typically investment companies registered under the 1940 Act that hold a portfolio of common stock designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other types of investment companies. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of some of the limits discussed above under the section entitled “Investment Companies”. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of its affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. In purchasing ETFs, the Fund will be subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund may to enter into such agreements with one or more Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. If the Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, the market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Leveraged and Inverse ETF Risk. The Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark.  Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily or monthly), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark's average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Investments in Companies with Business Related to Commodities. As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Borrowing Money. The Fund may, to the extent permitted under the 1940 Act, borrow money in order to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Economic and Regulatory Risks. As economic activity has improved both domestically and globally, the Federal Reserve and other foreign central banks have begun to retrench from the supportive policies introduced after the global financial crisis that began to unfold in 2007. These policies included open market purchases of fixed income securities and maintaining interest rates at or near historically low levels. Lately, the Federal Reserve has been willing to allow interest rates to rise, if only gradually and moderately. It is unclear as to the level which the Federal Reserve will allow interest rates to continue to rise. Further reduction or withdrawal of support by the U.S. and the Federal Reserve and/or by other governments and their central banks, failure of such efforts or support in response to any future crisis, or investor perception that such efforts or support are not succeeding could negatively affect financial markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Fund.

In addition, policy and legislative changes in the U.S. and in other countries have been implemented that are affecting many aspects of the financial markets and imposing additional regulatory requirements. Given the broad scope, sweeping nature, and relatively recent enactment of some of these changes, the potential impact they could have on securities held by the Fund is unclear and may not be fully known for some time. These changes and any future regulatory changes could adversely affect the Fund.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, distributor, custodian, the transfer agent or other third party services providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund relies on third party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. For the fiscal years below, the portfolio turnover rates of the Fund were:

Fiscal Year Ended May 31	Portfolio Turnover Rate
2018	30%
2017	31%

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy:

1.     Borrowing Money. The Fund may not engage in borrowing (including, without limitation, borrowing to meet redemptions), except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.     Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.     Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.     Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.     Commodities. The Fund will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or and options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.     Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.     Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies. If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

NON-FUNDAMENTAL RESTRICTION. The following investment limitation is not fundamental and may be changed by the Board without shareholder approval. Under normal circumstances, the Fund may not invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Adviser to be liquid, subject to the oversight of the Board. The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities. In these situations, however, the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets.

CALCULATION OF SHARE PRICE

The share price or NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations ("NASDAQ") listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. Fixed-income securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser and the Fund’s administrator under the general supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will pay taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month or quarter, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Attached in Appendix B is a list of the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation(s) during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees

The Board consists of four Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Fund, the Trust currently consists of the following series:

●	Adler Value Fund managed by Adler Asset Management, LLC of New York, New York;
●	Alambic Mid Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, and Alambic Small Cap Value Plus Fund managed by Alambic Investment Management, L.P. of San Francisco, California;
●	Barrow Value Opportunity Fund managed by Barrow Street Advisors LLC of Stamford, Connecticut;
●	Blue Current Global Dividend Fund managed by Edge Capital Group, LLC of Atlanta, Georgia;
●	HVIA Equity Fund managed by Hudson Valley Investment Advisors, Inc. of Goshen, New York;
●	Kempner Multi-Cap Deep Value Fund managed by Kempner Capital Management, Inc. of Galveston, Texas;
●	Ladder Select Bond Fund managed by Ladder Capital Asset Management LLC of New York, New York;
●	Lyrical U.S. Value Equity Fund managed by Lyrical Asset Management LP of New York, New York;
●	Marshfield Concentrated Opportunity Fund managed by Marshfield Associates, Inc. of Washington, District of Columbia;
●	Meehan Focus Fund managed by Edgemoor Investment Advisors, Inc. of Bethesda, Maryland;
●	Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund managed by Ryan Labs Asset Management Inc. of New York, New York;
●	Stralem Equity Fund managed by Stralem & Company Incorporated of New York, New York;
●	Topturn OneEighty Fund managed by Topturn Fund Advisors, LLC of Monterey, California;
●	Wavelength Interest Rate Neutral Fund managed by Wavelength Capital Management, LLC of New York, New York; and
●	Waycross Long/Short Equity Fund managed by Waycross Partners, LLC of Louisville, Kentucky.

The Board has engaged the above-named investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership. The Board is led by its Chairman, Mr. John J. Discepoli, who is also an Independent Trustee. The Chairman generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairman works closely with Trust counsel and counsel to the Independent Trustees, and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and three out of four Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee. The Board has established a Committee of Independent Trustees (the “Committee”), the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (v) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager, on the other hand. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust. Messrs. David M. Deptula and Discepoli and Ms. Janine L. Cohen are the members of the Committee. Mr. Deptula is the Chairman of the Committee and presides at its meetings. The Committee met six times during the Fund’s prior fiscal year.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix B and as follows:

Interested Trustee

Robert G. Dorsey is a co-founder of Ultimus Fund Solutions, LLC (“Ultimus) and Ultimus Fund Distributors, LLC (the Distributor”). From their founding in 1999, Mr. Dorsey served as President (until April 2018) and is currently serving as Managing Director of the Distributor and as Managing Director and Co-CEO (April 2018 to present) of Ultimus . Mr. Dorsey has over 30 years of experience in the mutual fund servicing industry. He holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive). Mr. Dorsey has been a Trustee since February 2012.

Independent Trustees

John J. Discepoli is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm. He founded the firm in November 2004. Mr. Discepoli has over 15 years of experience in the financial services industry. He holds a B.B.A. in Accounting from the University of Notre Dame and received a certificate from the Executive Development Program of Northwestern University – Kellogg School of Management. Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist. Mr. Discepoli has been the Chairman since May 2016 and a Trustee since June 2012.

David M. Deptula has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc., a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP (“Deloitte”). Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

Janine L. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) of AER Advisors, Inc. (“AER”) from 2008 through her retirement in 2013. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to her tenure at AER, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been a Trustee since January 2016.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee, reviews reports from, among others, the Adviser, the Trust's CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser, with respect to the Fund’s investment and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser, with respect to the Fund’s investment and trading activities, and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator (the “Administrator”), transfer agent (the “Transfer Agent”) and the Distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement (the “Advisory Agreement”), the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2017.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee
Robert G. Dorsey	None	Over $100,000
Independent Trustees
John J. Discepoli	None	None
David M. Deptula	None	None
Janine L. Cohen	None	None

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of August 1, 2018, each Independent Trustee receives a $500 per meeting fee and a $1,300 annual retainer for each series of the Trust, except Mr. Discepoli who receives a $1,500 annual retainer for his service as Chairman. The Trust reimburses each

Trustee and officer for his or her travel and other expenses incurred in attending meetings. The following table reflects the amount of compensation paid to each Trustee during the fiscal year ended May 31, 2018:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Interested Trustee
Robert G. Dorsey	None	None	None	None
Independent Trustees
John J. Discepoli	$3,200	None	None	$78,900
David M. Deptula	$3,000	None	None	$74,000
Janine L. Cohen	$3,000	None	None	$74,000

Principal Holders of Voting Securities. As of September 10, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund:

Name and Address of Record Owner	Percentage Ownership
Cincinnati Asset Management, Inc. 8845 Governors Hill Dr., Ste 230 Cincinnati, OH 45249	81.92%
Charles Schwab 211 Main St. San Francisco, CA 94105	11.37%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

INVESTMENT ADVISER

Cincinnati Asset Management, Inc., located at 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249, serves as the investment adviser to the Fund pursuant to the Advisory Agreement dated June 5, 2012. The Adviser was organized in 1989 and also provides investment advisory services to individuals, endowments, insurance companies, Taft-Hartley plans, retirement accounts and defined benefit pension plans. The Adviser is controlled by the following persons: William S. Sloneker, Chief Executive Officer, Chairman of the Board of Directors, and Managing Director; Randall S. Hale, President and Managing Director; C. David Mencer, Chief Operating Officer, CCO and Managing Director; Mary Compton, Director; Mary S. Sloneker, shareholder; Donald N. Stolper, Vice President and Managing Director; Richard J. Gardner, Vice President and Managing Director and Richard M. Balestra, Vice President and Managing Director. Subject to the Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.

The Advisory Agreement was effective for an initial two-year period and will be renewed for periods of one year each only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

For its services, the Fund pays the Adviser a monthly investment advisory fee (the “Management Fee”) computed at the annual rate of 0.75% of its average daily net assets. Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and mergers or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 0.65% of the Fund’s average daily net assets until October 1, 2019. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The table below provides the compensation paid to the Adviser by the Fund after Management Fee reductions and expense reimbursements made by the Adviser during the following fiscal years:

Fiscal Year Ended May 31	Management Fees Accrued	Management Fee Reductions	Expense Reimbursements	Net Advisory Fees Received by Adviser
2018	$65,588	$65,588	$171,862	$0
2017	$62,108	$62,108	$167,167	$0
2016	$53,352	$53,352	$168,270	$0

The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides the Fund with a portfolio manager to execute purchases and sales of securities and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund is managed by Richard M. Balestra, Richard J. Gardner, Randall S. Hale, and William S. Sloneker (the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of May 31, 2018.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Richard M. Balestra	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1,193	$361.1 million	0	$0

Richard J. Gardner	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7,193	$2,521.6 million	0	$0

Randall S. Hale	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	7,193	$2,521.6 million	0	$0

William S. Sloneker	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1,193	$361.1 million	0	$0

Potential Conflicts of Interest

The Portfolio Managers’ management of other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as the Fund, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of Other Accounts and to the disadvantage of the Fund or vice versa. Further, to the extent the Adviser is compensated based upon on the performance of an Other Account, this incentive compensation structure may create a conflict of interest for the Adviser with regard to Other Accounts where the Adviser is paid based upon a percentage of the assets in that the Adviser may have an incentive to allocate investment opportunities that it believes might be most profitable to the Other Accounts where the Advisor might share in investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. The Portfolio Managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of the Fund’s trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

Compensation

The Portfolio Managers are compensated equally along with the other Managing Directors of the Adviser. Cash compensation consists of a base salary and bonuses based on the overall profitability of the Adviser. Each Managing Director also receives a quarterly director’s fee from the Adviser which is paid in shares of the Adviser’s stock. The Portfolio Managers compensation is not directly tied to the performance of or the level of assets in the Fund.

Portfolio Managers’ Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by each Portfolio Manager of the Fund as of May 31, 2018, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Richard M. Balestra	E
Richard J. Gardner	F
Randall S. Hale	F
William S. Sloneker	G

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are generally principal transactions with dealers. With respect to the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund. While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

No brokerage commissions were paid by the Fund during the fiscal years ended May 31, 2016, May 31, 2017, and May 31, 2018.

THE DISTRIBUTOR

The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. Pursuant to a Distribution Agreement (the Distribution Agreement”), the Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus. Robert G. Dorsey is a Managing Director of the Distributor and serves as a Trustee, of the Trust.

By its terms, the Distribution Agreement was for an initial term of two years and will continue in effect year-to-year so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Fund and/or Adviser.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;
●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
●	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
●	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.

The Service Agreements between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

During the fiscal years listed below, Ultimus received the following fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent:

Fiscal Year Ended May 31	Administration	Fund Accounting	Transfer Agent
2018	$30,000	$30,873	$12,000
2017	$30,000	$30,835	$12,000
2016	$30,000	$30,770	$12,000

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund for the fiscal year ended May 31, 2018 and audits the annual financial statements of the Fund and assists in the preparation of the Fund’s federal, state and excise tax returns for the fiscal year ending May 31, 2019.

Legal Counsel

Kilpatrick Townsend & Stockton LLP, located at 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $12,000 per annum, plus an asset-based fee computed at the annual rate of 0.01% of the average net assets of the Fund in excess of $100 million. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

Consulting Agreement

Under the terms of a Consulting Agreement with the Trust, John C. Davis (the “Consultant”) provides expertise and advice to the Trust, as reasonably requested by the Board, regarding investment advisory and service provider oversight, contract monitoring and renewal, business continuity, compliance and compliance officer oversight, disclosure, distribution, new fund and adviser due diligence, risk oversight and other matters that are responsibilities of a board of trustees of a mutual fund family to review or monitor.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). See the section entitled “Distribution Plan” in the Prospectus for additional information on the specifics of the Plan. As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Under the Plan, the Fund may annually expend up to 0.25% of its average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. In connection therewith, the Fund may pay up to 0.25% of its average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares, or reimbursement for expenses incurred in connection with services or other activities that are primarily intended to result in the sale of shares. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Fund does not participate in any joint distribution activities with other investment companies. Robert G. Dorsey, as an owner of the Distributor, may be deemed to receive an indirect benefit from the operation of the Plan.

The amount of distribution and service fees incurred by the Fund during the following fiscal years is listed below:

Fiscal year ended May 31	Total Distribution and Service Fees	Compensation to Broker-Dealers	Compensation to Distributor	Other Registered Rep Related Fees	Printing of Prospectuses For Non-Shareholders	Total Net Distribution Expenses Paid by Fund
2018	$21,863	$21,863	$0	$0	$0	$21,906
2017	$20,703	$19,347	$1,500	$390	$0	$20,582
2016	$44,603	$36,158	$6,000	$2,445	$0	$17,784

GENERAL INFORMATION

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan.

Other Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

The Adviser may also make payments under a referral agreement with independent contractors (“finders”) who identify prospective clients for the Fund.

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and the Fund’s classes, are conclusive.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Board will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics (each, a “Code” and collectively, the “Codes”) designed to prevent their respective personnel subject to the Code from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the Codes). These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective Code.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix C and Appendix D, respectively. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-866-738-1128, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by the Fund (“Portfolio Securities”) may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of the Codes pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for officers that requires the Chief Executive Officer and CFO of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

●	Public disclosure regarding Portfolio Securities is made:

●	Following the end of each calendar quarter, the Fund generally will publicly disclose information regarding Portfolio Securities as of such quarter-end either in a complete and uncertified schedule, or a list of the top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available within 30 days of the end of the calendar quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

●	In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

●	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Fund and/or the Adviser in accordance with the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality.

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

●	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical
Consultant	Board Meetings	Contractual

Such disclosures may be made without approval of the Trust’s CCO because the Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Trust’s CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Trust’s CCO must inform the Board of any such arrangements that are approved by the Trust’s CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Other Expenses

In addition to the Management Fee and the Plan fee, the Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the fees of the Administrator, Distributor, and Transfer Agent; the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Benchmark Descriptions

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the Barclays BBB Corporate Bond Index, which is a broad-based unmanaged index that measures the BBB rated segment of the investment-grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”). Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”). In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships.

The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

If the Fund fails to meet either the asset diversification test with respect to a taxable quarter or the source-of-income test with respect to a taxable year, the Code provides several remedies, provided certain procedural requirements are met, which will allow the Fund to retain its status as a “regulated investment company.” There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. In addition, there is a remedy for a de minimis failure of the asset diversification tests, which would require corrective action but no tax. In addition, the Code allows for the remedy of a failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2018, individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers filing jointly and $452,400 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $38,000 ($77,200 for married taxpayers filing jointly and $51,700 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a minimum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholders are subject to adjustment for inflation beginning in taxable years after 2018.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not Section 1256 contracts generally will be treated as ordinary income or loss.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Each year, shareholders will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

Withholding taxes may be imposed on certain types of payments made to “foreign financial institutions” (as specifically defined in the Code) and certain other non-United States entities (including financial intermediaries). A 30% withholding tax is imposed on “withholdable payments” to a foreign financial institution or to a foreign non-financial entity, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the foreign non-financial entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner.

For these purposes, a “withholdable payment” includes any United States source payments of interest, dividends, rents, compensation and other fixed or determinable annual or periodical gains, profits and income. If the payee is a foreign financial institution, it must enter into an agreement with the United States Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Non-U.S. investors should consult their tax advisors regarding this legislation and the potential implications of this legislation on their particular circumstances.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended May 31, 2018, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part of this document. You may request a copy of the Fund’s Annual or Semi-Annual Reports to shareholders at no charge by calling the Fund at 1-866-738-1128 or by visiting the Fund’s website at www.cambondfunds.com.

APPENDIX A

DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income or debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Fund may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P’S® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P’s Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA –An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC, C and D are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and D the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-term obligations rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings –While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and the VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels— MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA –AAA National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk Relative to all other issuers or obligations in the same country.

AA –AA National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – A National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB –BBB National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities. Securities rated BB have an elevated default risk relative to other issuers or obligations in the same country, and securities rated B have a significantly elevated default risk relative to other issuers or obligations in the same country. A rating CCC denotes that default risk is among the highest relative to other issuers or obligations in the same country. A rating C denotes default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligations, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligations; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment is imminent. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure and has not otherwise ceased operating its business. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer or instrument that is currently in default.

Note: (+) or (-) suffixes may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA National Rating category or to categories below CCC.

National Short-Term Credit Ratings

F1 –Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a + is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher-rated categories.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are not considered by the Adviser to be Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country and the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicates actual or imminent payment default.

Note: (+) or (-) suffixes may be appended to a National Rating to denote relative status within major rating category. Such suffixes are not added to the Short-Term National Rates other than F-1.

While the foregoing descriptions of the ratings systems used by the Adviser distinguish between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey*^ Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present); President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker-dealer entities)	20	Interested Trustee of Capitol Series Trust (10 funds)
Independent Trustees:
John J. Discepoli^ Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present); Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	20	n/a
David M. Deptula^ Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. (February 2016 to present): Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from November 2011 to 2016	20	n/a
Janine L. Cohen^ Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	20	n/a

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson^ Year of Birth: 1958	Since 2013

President
(October 2013 to present);

Vice President
(April 2013 to October 2013);

Principal Executive Officer of Adler Value Fund
(August 2018 to present);

Principal Executive Officer of Alambic Mid Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, and Alambic Small Cap Value Plus Fund
(April 2017 to present);

Principal Executive Officer of Barrow Value Opportunity Fund
(April 2017 to present);

Principal Executive Officer of Blue Current Global Dividend Fund
(April 2017 to present);

Principal Executive Officer of Cincinnati Asset Management Funds:

Broad Market Strategic Income Fund
(April 2017 to present);

President of Unified Series Trust ( (January 2016 to present): Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
David R. Carson^ Year of Birth: 1958 (Continued)	Since 2013

Principal Executive Officer of HVIA Equity Fund
(April 2017 to present);

Principal Executive Officer of Kempner Multi-Cap Deep Value Fund

(April 2017 to present);

Principal Executive Officer of Ladder Select Bond Fund
(April 2017 to present);

Principal Executive Officer of Lyrical U.S. Value Equity Fund
(April 2017 to present);

Principal Executive Officer of Marshfield Concentrated Opportunity Fund
(April 2017 to present);

Principal Executive Officer of Waycross Long/Short Equity Fund
(April 2017 to present);

Principal Executive Officer of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund
(October 2014 to present);

Principal Executive Officer of Stralem Equity Fund
(October 2016 to present);

Principal Executive Officer of Topturn OneEighty
Fund (April 2017 to present);

Principal Executive Officer of Wavelength Interest Rate Neutral Fund
(April 2017 to present)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Client Implementation Manager of Ultimus Managers Trust (2014 to present); Naval Flight Officer of United States Navy (May 1989 to present); Business Project Manager of Vantiv, Inc. (February 2013 to March 2014)
Jennifer L. Leamer^ Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present); Assistant Treasurer (April 2014 to October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst (2007 to 2014)
Daniel D. Bauer^ Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck^ Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (May 2018 to present); Chief Compliance Officer of OBP Capital, LLC (2015 to May 2018); Vice President and General Counsel of The Notthingham Company (2014 to May 2018)
Natalie S. Anderson^ Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC (January 2015 to present); Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black^ Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present); Assistant Chief Compliance Officer (April 2015 to January 2016)	Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (October 2016 to present); Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

APPENDIX C

ULTIMUS MANAGERS TRUST

PROXY VOTING POLICIES AND PROCEDURES

PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

APPENDIX D

Cincinnati Asset Management, inc.

Proxy Voting Policy

It is Cincinnati Asset Management Inc.’s (“CAM’s”) policy to exercise proxy voting authority for client securities. Proxies will be received by the CCO and forwarded to the appropriate Managing Director. The Managing Director will vote the proxies on a case-by-case basis to the financial benefit of the client. Routine issues will be voted with management in the majority of cases, while non-routine issues may be more frequently voted against management. Where there is a question as to whether an issue is in the client’s best interest or if a new policy question arises, the questions will be brought before the Managing Directors and CCO for discussion and approval.

Routine issues include:

1.	Uncontested elections of Directors, including the number and terms of office, attendance, and the number of meetings held.

2.	Selection and ratification of auditors.

3.	Stock splits, dividend, and fractional share issues.

4.	Application for listing of securities.

5.	Corporate name changes.

6.	Pollution, environment, or conservation issues.

7.	Employment issues.

8.	Restore or eliminate pre-emptive rights.

9.	Fees paid to auditors for consultants.

10.	Business abroad.

11.	Date, location of annual meeting.

12.	Contributions to charity or for education.

13.	The operation and construction of nuclear power plants.

14.	All other items which aren’t expected to have a material adverse effect on the price of stock.

15.	Increases in authorized shares, common or preferred.

Non-Routine Issues include:

1.	Acquisitions, mergers, and spin-offs.

2.	Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, poison pills, and rights issues.

3.	Proxy fight or other control contest.

4.	Remuneration of management, directors, and employees. Employee Stock Option Plans.

5.	Cumulative voting issues.

6.	Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

Proxy Voting Process

In accordance with rule 206(4)-6 of the Advisers Act, CAM has implemented the following guidelines regarding the voting of proxies: Compliance with these procedures will be the responsibility of CAM’s CCO.

●	To avoid excessive storage space, CAM will retain only one copy of each annual report and proxy statement received from the reporting companies. All others will not be retained.

●	All proxy ballots will be collected and grouped with that company’s annual report and proxy statement.

●	Every proxy ballot will be recorded on the day or receipt by:

○	Broker/dealer/custodian and account number
○	Date received in office of CAM
○	Stock symbol
○	Number of shares to be voted
○	Voting deadline
○	Shareholder name – where possible
○	Proxy control number (on proxy statement)

●	Once the individual company’s proxies are received, that company is assigned to a designated Managing Director

●	One of CAM’s Managing Directors will conduct an in-depth analysis of the entire proxy ballot and all corporate board proposals. This analysis will be conducted to avoid any actual or potential material conflicts of interest. If a conflict of interest is evident after in-depth analysis, the matter will be discussed among the Managing Directors and upon consensus of these managers, they will cast their votes in the best interest of the shareholder(s)/client(s). If a conflict of interest is identified and the company is held by an open-end mutual fund managed by CAM the conflict will be brought to the fund’s board of trustees or a committee of trustees delegated this responsibility, for vote instruction.

●	After making his/her decision, the designated Managing Director will return the proxy ballot to an assistant who will then electronically vote each ballot

●	After voting the proxy ballots, an electronic confirmation of the vote(s) cast will be sent to the CCO for his/her information and possibly comments

●	All electronic confirmations will be printed, matched, and attached (by group) with the actual proxy ballots (ballot groupings)

●	The reporting company’s annual report, proxy statement and ballot groupings will then be preserved and maintained and available for retrieval if requested by any client/shareholder.

Material Conflicts Of Interest

CAM would have a conflict if it is called to vote on a proxy for a company and the adviser, or an affiliate, also:

●	manages the company's pension plan;

●	administers the company's employee benefit plan;

●	provides brokerage, underwriting, insurance or banking services to the company; or,

●	manages money for an employee group.

In addition, CAM could have a conflict of interest if the owner or a senior officer of CAM is a close relative of, or has a personal or business relationship with:

●	an executive of the company;

●	a director of the company;

●	a person who is a candidate to be a director of the company; or

●	a participant in the proxy contest.

Whether a relationship creates a material conflict will depend on the facts and circumstances. For example, even if the above listed persons do not attempt to persuade CAM how to vote, the "value of the relationship" to CAM may create a material conflict. If there is a known, or potential, conflict, in voting client proxies, CAM will disclose all such conflicts to its clients and to obtain their consent before voting. If a material conflict of interest is identified and the company is held by an open-end mutual fund managed by CAM the conflict will be brought to the fund’s board of trustees or a committee of trustees delegated this responsibility, for vote instruction.

Recordkeeping

An employee of CAM, under the direction of the CCO, will prepare and maintain the following records of its proxy voting:

●	The proxy voting policies and procedures;

●	Copies of proxy statements CAM received for client securities;

●	A record of each vote CAM cast on behalf of a client.

●	A copy of any document created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

●	A copy of each written client request for information on how Adviser voted proxies on behalf of the client, and a copy of any written response by Adviser to any (written or oral) client request for that information on behalf of the requesting client.